THE POTOMAC FUNDS

THE POTOMAC HORIZON FUND

SUPPLEMENT DATED MAY 24, 2005 TO THE
PROSPECTUS DATED DECEMBER 4, 2004

On May 16, 2005, the Board of Trustees (the “Board”) of the Potomac (the “Trust”) approved the closing and liquidation of the Potomac Horizon Fund (the “Fund”).

The Fund has not been able to sustain an asset level necessary to enable it to achieve economies of scale. The Board concluded that it would be in the best interests of the Fund and its shareholders to close and liquidate the Fund.

In anticipation of the liquidation, the Fund will no longer accept purchases or exchanges into the Fund. On or about May 31, 2005 (the “Liquidation Date”), the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares. You may redeem your shares in the Fund or exchange them for shares of other investment series of the Trust at any time prior to the Liquidation Date. To avoid the complications that might arise during liquidation, the Trust strongly encourages shareholders to redeem their shares well in advance of the Liquidation Date.

If you own your shares in a tax-deferred account, such as an individual retirement account, 401(k), 403(b) or profit sharing account, your account will continue to be tax deferred. If you plan to request a distribution before or after the Liquidation Date, we suggest that you consult your tax adviser to determine the tax consequences, if any, of such a distribution.

If you have any questions, please call the Fund at (800) 851-0511.

Please retain this Supplement for future reference.
The date of this Supplement is May 24, 2005.

THE POTOMAC FUNDS

THE POTOMAC WARWICK FUND

SUPPLEMENT DATED MAY 24, 2005 TO THE
PROSPECTUS DATED DECEMBER 4, 2004

On May 16, 2005, the Board of Trustees (the “Board”) of the Potomac (the “Trust”) approved the closing and liquidation of the Potomac Warwick Fund (the “Fund”).

The Fund has not been able to sustain an asset level necessary to enable it to achieve economies of scale. The Board concluded that it would be in the best interests of the Fund and its shareholders to close and liquidate the Fund.

In anticipation of the liquidation, the Fund will no longer accept purchases or exchanges into the Fund. On or about June 30, 2005 (the “Liquidation Date”), the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares. You may redeem your shares in the Fund or exchange them for shares of other investment series of the Trust at any time prior to the Liquidation Date. To avoid the complications that might arise during liquidation, the Trust strongly encourages shareholders to redeem their shares well in advance of the Liquidation Date.

If you own your shares in a tax-deferred account, such as an individual retirement account, 401(k), 403(b) or profit sharing account, your account will continue to be tax deferred. If you plan to request a distribution before or after the Liquidation Date, we suggest that you consult your tax adviser to determine the tax consequences, if any, of such a distribution.

If you have any questions, please call the Fund at (800) 851-0511.

Please retain this Supplement for future reference.
The date of this Supplement is May 24, 2005.